UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Newmont Mining Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Newmont Mining Corporation
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, April 19, 2011
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/nem
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Newmont Mining Corporation

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 08, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/nem

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear Newmont Mining Stockholder:
The 2011 Annual Meeting of Stockholders of NEWMONT MINING CORPORATION (the “Company”) will be held in the at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, April 19, 2011, at 11:00 a.m. (local time).
Proposals to be considered at the Annual Meeting:
(1)	to elect ten Directors to serve until the 2012 annual meeting of stockholders of the Company;

(2)	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2011;

(3)	to conduct an advisory vote on the compensation of the named executive officers; and

(4)	to conduct an advisory vote on the frequency of stockholders votes on executive compensation.
Management recommends a vote “FOR” Items 1 and 2 and 3.
Management recommends a vote “FOR” on 1 year frequency on Item 4.
The Board of Directors has fixed the close of business on February 18, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
↓

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

93858

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at http://www.hoteldupont.com
Meeting Location:
Hotel du Pont
11th and Market Streets
Wilmington, DE 29801
The following Proxy Materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/nem
The Proxy Materials for Newmont Mining Corporation are available to review at:
http://www.proxyvoting.com/nem
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.
93858